PAINEWEBBER TAX-MANAGED EQUITY FUND
   SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 6, 1999

                                                              October 10, 2000

Dear Investor,

      The board of trustees for PaineWebber Tax-Managed Equity Fund has approved new investment management arrangements for the fund and related investment strategy changes that became effective on October 10, 2000 pursuant to a new Interim Investment Management and Administration Agreement between the fund and Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") and Interim Sub-Advisory Contracts between Mitchell Hutchins and two unaffiliated sub-advisers.

      As a result of these new investment management arrangements, the fund's Statement of Additional Information ("SAI") is revised as follows:

THE  SECOND  PARAGRAPH  OF THE COVER PAGE IS  REPLACED  IN ITS  ENTIRETY  BY THE
FOLLOWING:

            Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") serves as the fund's investment manager and administrator. As distributor for the fund, Mitchell Hutchins has appointed PaineWebber to serve as dealer for the sale of fund shares. Mitchell Hutchins has appointed unaffiliated investment advisers, Institutional Capital Corporation and Westwood Management Corporation, to serve as sub-advisers for the fund's investments (each a "sub-adviser").

THE NAME "MITCHELL HUTCHINS" IN THE SECTIONS CAPTIONED "THE FUND AND ITS INVESTMENT POLICIES," "THE FUND'S INVESTMENTS, RELATED RISKS AND LIMITATIONS," "STRATEGIES USING DERIVATIVE INVESTMENTS" AND "PORTFOLIO TRANSACTIONS" IS
REPLACED BY THE PHRASE "EACH SUB-ADVISER" OR "THE APPLICABLE SUB-ADVISER," AS THE CONTEXT REQUIRES, EXCEPT IN THE SUB-SECTION CAPTIONED "LENDING OF PORTFOLIO SECURITIES" ON P. 7.

THE FIRST PARAGRAPH IN THE SECTION CAPTIONED "INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS -- INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS" ON P. 24 IS REPLACED IN ITS ENTIRETY BY THE
FOLLOWING:

            INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. Mitchell Hutchins acts as the investment manager and administrator for the fund pursuant to an interim investment management and administration contract ("Advisory Contract") with the Trust. Under the Advisory Contract, the fund pays Mitchell Hutchins a fee computed daily and paid monthly, at the annual rate of 0.75% of average daily net assets. Under a prior investment advisory and administration contract, during the fiscal period December 14, 1998 (commencement of operations) through August 31, 1999, Mitchell Hutchins earned (or accrued) $269,530 in advisory fees, of which $77,387 was waived.

THE THIRD PARAGRAPH IN THE SECTION CAPTIONED "INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS -- INVESTMENT ADVISORY AND
ADMINISTRATION  ARRANGEMENTS"  ON P. 25 IS  REPLACED  IN ITS  ENTIRETY  WITH THE
FOLLOWING:

            The current Advisory Contract for the fund is an interim contract that may be terminated without penalty on 10 days' written notice to Mitchell Hutchins by the board of the fund or by vote of the holders


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            of a majority of the fund's  outstanding  voting securities and will terminate 150 days after October 10, 2000 (on March 9, 2001) unless it has by then been approved by the holders of a majority of the outstanding voting securities of the fund.

            The Advisory Contract authorizes Mitchell Hutchins to retain one or more sub-advisers for the management of the fund's investment portfolio. Mitchell Hutchins has entered into separate interim sub-advisory contracts (each a "Sub-Advisory Contract") with
            Institutional Capital Corporation ("ICAP") and Westwood Management Corporation ("Westwood") pursuant to which ICAP and Westwood serve as investment sub-advisers for the fund's assets. Under the Sub-Advisory Contracts, Mitchell Hutchins (not the fund) pays each of ICAP and Westwood a fee in the annual amount of 0.30% of the fund's average daily net assets that it manages. Robert H. Lyon, who serves as president, chief investment officer and a director of ICAP owns a 51% controlling interest in ICAP. Westwood is a wholly owned subsidiary of Southwest Securities Group, Inc., a Dallas-based securities firm. Prior to October 10, 2000, Mitchell Hutchins managed the fund's assets.

            Under each Sub-Advisory Contract, the sub-adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, the fund, its shareholders or Mitchell Hutchins in connection with the Sub-Advisory Contract, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the sub-adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

            Each Sub-Advisory Contract terminates automatically 150 days after October 10, 2000 (on March 9, 2001) and is terminable at any time without penalty on 10 days' written notice to the sub-adviser by the fund's board or by vote of the holders of a majority of the fund's outstanding voting securities and by the sub-adviser on 60 days' written notice to Mitchell Hutchins. Each Sub-Advisory Contract may be terminated by Mitchell Hutchins (1) upon material breach by the sub-adviser of its representations and warranties, which breach shall not be cured within a 20 day period after notice of such breach; or (2) if the sub-adviser becomes unable to discharge its duties and obligations under the Sub-Advisory Contract.

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